SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549



                               FORM 8-K


                            CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d) OF
                  THE SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported):  August 11, 1998



                        PITTWAY CORPORATION
       (Exact name of registrant as specified in its charter)



        Delaware                                 13-5616408
(State or other jurisdiction                  (IRS Employer
     of incorporation)                    Identification Number)


                                1-4821
                       (Commission File Number)


200 South Wacker Drive, Suite 700, Chicago, Illinois   60606-5802
(Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code: (312) 831-1070

             INFORMATION TO BE INCLUDED IN THE REPORT


Item 2.  Acquisition or Disposition of Assets

In a Form 8-k dated December 1, 1997, the Registrant originally announced plans to distribute its Penton Publishing subsidiary to stockholders in a tax-free spin-off as part of an agreement to combine Penton with a privately owned company, later identified as Donohue Meehan Publishing Company, through an exchange of shares. The spin-off was completed on August 7, 1998. The spin-off distribution consisted of one share of Penton common stock for each share of Pittway stock outstanding, without distinction between Pittway's Common and Class A shares. The spin-off is more fully described in the press release filed as Exhibit 99 hereto, the first paragraph of which press release is hereby incorporated by reference.


Item 5.  Other Events

Pittway declared a 2-for-1 stock split in the form of a 100% stock dividend on its Common and Class A Common stock payable September 11, 1998 to stockholders of record September 1, 1998. The stock split is described in the press release filed as Exhibit 99 hereto, the third paragraph of which press release is hereby incorporated by reference.


Item 7.  Financial Statements and Exhibits

(a) Financial statements of Businesses Acquired

    None

(b) Pro Forma Financial Information

    Unaudited pro forma condensed consolidated financial information:

        Introduction                                          Page 4

        Balance Sheet as of June 30, 1998                     Page 5

        Statement of Income for the six month
        period ended June 30, 1998 and the year
        ended December 31, 1997                               Page 6

(c) Exhibits.

    Ex. No. Description

      2 Combination Agreement, dated May 21, 1998, by and among Penton Media, Inc., DM
            Acquisition Corp., Pittway Corporation,
            Donohue Meehan Publishing Company, William
            C. Donohue, and John J. Meehan (incorporated by reference to Exhibit 2.1 of the Penton
            Media, Inc. S-1 Registration Statement Number
            333-56877 filed with the commission on
            June 15, 1998).

      99    Press release dated August 7, 1998             Page 8-9

                      PITTWAY CORPORATION
               INTRODUCTION TO UNDAUDITED PRO FORMA
            CONDENSED CONSOLIDATED FINANCIAL INFORMATION

The following unaudited pro forma condensed consolidated financial information is based on the historical consolidated financial statements of Pittway Corporation (the "Company") and gives effect to the distribution of Penton Media, Inc. to the stockholders of the Company.

The unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 1998 presents the financial position of the Company assuming the distribution of Penton Media had been completed as of that date. The unaudited Pro Forma Condensed Consolidated Statement of Income for the six month period ended June 30, 1998 and the year ended December 31, 1997 present the results of operations of the Company assuming that the distribution had been completed on January 1 of the respective period. This statement also presents pro forma net income per share giving effect to the 2-for-1 stock split declared by the Board of Directors, payable September 11, 1998 to stockholders of record September 1, 1998.

The unaudited pro forma condensed consolidated financial information should be read in conjunction with the historical consolidated financial statements and notes thereto in the Company's 1997 Annual Report. The pro forma information presented is for information purposes only and may not necessarily reflect future results of operations or financial position or what the results of operations or financial position would have been had the distribution actually taken place at the beginning of the period or as of the dates specified.

                   PITTWAY CORPORATION AND SUBSIDIARIES
               PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                             JUNE 30, 1998
                     (Unaudited; Dollars in Thousands)


ASSETS
  Cash and marketable securities............             $  49,340
  Accounts and notes receivable, net........               231,220
  Inventories...............................               262,163
  Other current assets......................                26,336
    Total current assets....................               569,059
  Property, plant and equipment.............               255,467
  Less: Accumulated depreciation............              (124,207)
                                                           131,260
  Marketable securities.....................                44,195
  Investment in affiliate...................                28,343
  Leverage leases, real estate and
    other ventures..........................                58,859
  Intangible assets, net....................                67,904
  Other assets..............................                40,471
    Total non-current assets................               371,032
      Total assets..........................             $ 940,091

LIABILITIES AND STOCKHOLDERS' EQUITY
  Notes payable.............................             $  68,468
  Accounts payable..........................               148,056
  Other current liabilities.................                67,005
    Total current liabilities...............               283,529
  Long-term debt............................                99,325
  Income taxes..............................                50,905
  Litigation................................                43,000
  Other deferred liabilities................                 8,973
    Total liabilities.......................               485,732
  Common capital stock......................                21,218
  Capital in excess of par value............                36,323
  Retained earnings.........................               387,790
  Cumulative marketable securities
   valuation adjustment.....................                17,533
  Cumulative foreign currency translation
   adjustment...............................                (8,505)
    Total stockholders' equity..............               454,359
      Total liabilities and equity..........             $ 940,091


Note: This pro forma statement presents the historical consolidated balance sheet adjusted to eliminate the $60,699 "Investment in discontinued operations" from historical assets and a corresponding reduction in the historical "Retained earnings" balances.

                     PITTWAY CORPORATION AND SUBSIDIARIES
              PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                      FOR THE SIX MONTHS ENDED JUNE 30, 1998
                       AND THE YEAR ENDED DECEMBER 31, 1997

             (Unaudited; Dollars in Thousands, Except Per Share Data)
                                     Jun. 30,          December 31, 1997
                                       1998                Pro Forma
                                    Pro Forma  Historical Adjustments Pro Forma
NET SALES..........................  $629,677  $1,348,703  $(204,931) $1,143,772
OPERATING EXPENSES:
 Cost of sales.....................   400,764     818,107    (94,560)    723,547
 Selling, general and
  administrative...................   167,323     388,106    (78,523)    309,583
 Provision for patent litigation...    43,000
 Depreciation and amortization.....    16,876      34,660     (6,519)     28,141
                                      627,963   1,240,873   (179,602)  1,061,271
OPERATING INCOME...................     1,714     107,830    (25,329)     82,501
OTHER INCOME (EXPENSE):
 Gain on affiliate capital
   transactions....................                 6,396                  6,396
 Equity in affiliate's
  acquisition charge-off...........               (18,943)               (18,943)
 Equity in affiliate's gain
  on divestiture...................     6,646
 Interest expense..................    (6,573)    (11,693)       841     (10,852)
 Income from investments and
  other interest...................     7,926       5,798         (4)      5,794
 Miscellaneous, net................      (473)       (560)    (1,046)     (1,606)
                                        7,526     (19,002)      (209)    (19,211)
INCOME BEFORE INCOME TAXES.........     9,240      88,828    (25,538)     63,290
PROVISION FOR INCOME TAXES.........     3,311      33,314    (10,632)     22,682
NET INCOME.........................  $  5,929  $   55,514  $ (14,906) $   40,608

NET INCOME PER SHARE OF COMMON
 AND CLASS A STOCK:
  Basic............................  $    .28  $     2.65             $     1.94
  Diluted..........................  $    .28  $     2.61             $     1.91

AVERAGE SHARES OUTSTANDING (000's).    21,115      20,979                 20,979
AVERAGE SHARES AND DILUTIVE
 EQUIVALENTS OUTSTANDING (000's)...    21,538      21,251                 21,251

PRO FORMA NET INCOME PER SHARE OF
 COMMON AND CLASS A STOCK GIVING
 EFFECT TO THE 2-FOR-1 STOCK SPLIT
  Basic............................  $    .14  $     1.32             $      .97
  Diluted..........................  $    .14  $     1.31             $      .96

Note: The June 30, 1998 pro forma statement of income presents the historical statement of income adjusted to eliminate "Income from discontinued operations" of $7,609 from the historical results of operations. The December 31, 1997 pro forma statement of income reflects adjustments to remove Penton's results of operations from Pittway's historical statement of income.

                                       6



                             SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        PITTWAY CORPORATION
                                        (Registrant)


Dated: August 11, 1998               By:  /s/ Paul R. Gauvreau
                                         Paul R. Gauvreau
                                         Financial Vice President, Treasurer
                                         and Chief Financial Officer




































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